UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2021

PIONEER NATURAL RESOURCES COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-13245	75-2702753
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

777 Hidden Ridge Irving, Texas	75038
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (972) 444-9001

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.01 per share	PXD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

On January 29, 2021, Pioneer Natural Resources Company (the “Company”) completed the public offering of $2,500,000,000 aggregate principal amount of debt securities, consisting of $750.0 million of the Company’s 0.750% Senior Notes that will mature January 15, 2024 (the “2024 Notes”), $750.0 million of the Company’s 1.125% Senior Notes that will mature January 15, 2026 (the “2026 Notes”) and $1.0 billion of the Company’s 2.150% Senior Notes that will mature January 15, 2031 (the “2031 Notes,” and together with the 2024 Notes and the 2026 Notes, the “New Notes”), pursuant to an Underwriting Agreement (the “Underwriting Agreement”), dated January 14, 2021, by and among the Company and BofA Securities, Inc., Citigroup Global Markets Inc., J.P. Morgan Securities LLC and TD Securities (USA) LLC, as representatives of the several underwriters named therein.

The Company issued the New Notes pursuant to an indenture, dated June 26, 2012 (the “Base Indenture”), between the Company and Wells Fargo Bank, National Association, as trustee (the “Trustee”), as supplemented with respect to the New Notes by a fourth supplemental indenture, dated January 29, 2021 (the “Fourth Supplemental Indenture”), by and between the Company and the Trustee.

The Base Indenture was filed with the Securities and Exchange Commission (the “Commission”) as Exhibit 4.5 to the Company’s automatic shelf registration statement on Form S-3 (Registration No. 333-241031) filed with the Commission on August 5, 2020 (the “Registration Statement”). The Fourth Supplemental Indenture is filed as Exhibit 4.1 hereto, and the terms and conditions thereof are incorporated herein by reference. The forms of the 2024 Notes, 2026 Notes and 2031 Notes (together, the “Global Notes”) issued pursuant to the Fourth Supplemental Indenture are filed as Exhibits 4.2, 4.3 and 4.4 hereto, respectively, and the terms and conditions of the Global Notes are incorporated herein by reference. The Global Notes are also filed with reference to, and are hereby incorporated by reference into, the Registration Statement.

The Company offered the New Notes pursuant to the prospectus supplement dated January 14, 2021 (the “Prospectus Supplement”), to the prospectus dated August 5, 2020, which forms a part of the Registration Statement. The material terms of the New Notes are described in the Prospectus Supplement.

In connection with the Tender Offers (as defined below), the Company also solicited consents (the “Consent Solicitations”) from holders of the Tender Offer Notes (as defined below) to amend (the “Proposed Amendments”) each Tender Offer Indenture (as defined below) to, among other things, (i) eliminate substantially all of the restrictive covenants and related provisions and certain events of default contained in each Tender Offer Indenture and (ii) shorten the minimum notice requirement for optional redemptions to three days. Prior to the acceptance for exchange of the validly tendered Tender Offer Notes by the Company, the Parsley Issuers (as defined below) received the requisite number of consents to adopt the Proposed Amendments, entered into (a) the Second Supplemental Indenture, dated as of January 26, 2021 (the “2027 Second Supplemental Indenture”), between the Parsley Issuers, the guarantors named therein and U.S. Bank, and (b) the First Supplemental Indenture, dated as of January 26, 2021 (the “2028 First Supplemental Indenture”), and, with respect to each series of Tender Offer Notes that remain outstanding after the settlement of the Tender Offers, amended the Tender Offer Indenture governing the Tender Offer Notes to adopt the Proposed Amendments.

The foregoing summary of the 2027 Second Supplemental Indenture and the 2028 First Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the complete terms of the 2027 Second Supplemental Indenture and the 2028 First Supplemental Indenture, copies of which are filed with this Current Report on Form 8-K as Exhibit 4.5 and Exhibit 4.6, respectively, and are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01	Other Events

On January 29, 2021, the Company completed its public offering of the New Notes pursuant to the Underwriting Agreement filed as Exhibit 1.1 to this Current Report on Form 8-K.

Also on January 29, 2021, the Company completed the previously-announced redemptions of (i) the 5.250% Senior Notes due 2025 and 5.375% Notes due 2025 of Parsley Energy, LLC (“Parsley LLC”) and Parsley Finance Corp. (together with Parsley LLC, the “Parsley Issuers”) for an aggregate redemption price of approximately $1.1 billion and (ii) the 5.875% Senior Notes due 2026 of Jagged Peak Energy LLC, for an aggregate make-whole redemption price of approximately $515.8 million.

Also on January 29, 2021, the Company accepted for purchase $521.3 million aggregate principal amount of the 5.625% Senior Notes due 2027 (the “2027 Notes”) and $261.4 million aggregate principal amount of the 4.125% Senior Notes due 2028 (the “2028 Notes” and, together with the 2027 Notes, the “Tender Offer Notes”) of the Parsley Issuers, pursuant to the previously-disclosed Offer to Purchase for Cash and Consent Solicitation Statement of Pioneer Natural Resources Company (the “Tender Offers”). Accordingly, the Company has purchased the tendered Tender Offer Notes for an aggregate cost of $851.5 million, which includes the payment of the fees associated with the Consent Solicitations.

The 2027 Notes are issued pursuant to an indenture dated as of October 11, 2017, as supplemented by that certain First Supplemental Indenture, dated as of January 15, 2020 (as so supplemented, the “2027 Indenture”), and the 2027 Second Supplemental Indenture, among the Parsley Issuers, the guarantors named therein and U.S. Bank National Association, as trustee (“U.S. Bank”), and the 2028 Notes are issued pursuant to an indenture dated as of February 11, 2020 (together with the 2027 Indenture, the “Tender Offer Indentures” and each a “Tender Offer Indenture”), and the 2028 First Supplemental Indenture among the Parsley Issuers, the guarantors named therein and U.S. Bank.

The foregoing summary of the Tender Offer Indentures does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Tender Offer Indentures, copies of which are filed with this Current Report on Form 8-K as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3 and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)    Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement, dated January 14, 2021, by and among Pioneer Natural Resources Company and BofA Securities, Inc., Citigroup Global Markets Inc., J.P. Morgan Securities LLC and TD Securities (USA) LLC, as representatives of the several underwriters party thereto.

4.1	Fourth Supplemental Indenture, dated January 29, 2021, by and between Pioneer Natural Resources Company and Wells Fargo Bank, National Association.

4.2	Form of 0.750% Senior Notes due 2024 (included as Exhibit A to Exhibit 4.1 hereto).

4.3	Form of 1.125% Senior Notes due 2026 (included as Exhibit B to Exhibit 4.1 hereto).

4.4	Form of 2.150% Senior Notes due 2031 (included as Exhibit C to Exhibit 4.1 hereto).

4.5	Second Supplemental Indenture, dated January 26, 2021, by and between Parsley Energy, LLC, Parsley Finance Corp., and U.S. Bank National Association.

4.6	First Supplemental Indenture, dated January 26, 2021, by and between Parsley Energy, LLC, Parsley Finance Corp., and U.S. Bank National Association.

5.1	Opinion of Vinson & Elkins L.L.P.

10.1	Indenture, dated October 11, 2017, by and among Parsley Energy, LLC, Parsley Finance Corp., the subsidiary guarantors named therein and U.S. Bank National Association, as trustee, related to the 5.625% Senior Notes due 2027 (incorporated by reference to Exhibit 4.1 to Parsley Energy, Inc.’s Current Report on Form 8-K, File No. 001-36463, filed with the SEC on October 11, 2017).

10.2	First Supplemental Indenture, dated January 15, 2020, by and among Parsley Energy, LLC, Parsley Finance Corp., the subsidiary guarantors named therein and U.S. Bank National Association, as trustee, related to the 5.625% Senior Notes due 2027 (incorporated by reference to Exhibit 4.14 to Parsley Energy, Inc.’s Annual Report on Form 10-K, File No. 001-36463, filed with the SEC on February 21, 2020).

10.3	Indenture, dated February 11, 2020, among Parsley Energy, LLC, Parsley Finance Corp., the subsidiary guarantors named therein and U.S. Bank National Association, as trustee, related to the 4.125% Senior Notes due 2028 (incorporated by reference to Exhibit 4.1 to Parsley Energy, Inc.’s Current Report on Form 8-K, File No. 001-36463, filed with the SEC on February 11, 2020).

23.1	Consent of Vinson & Elkins L.L.P. (contained in Exhibit 5.1 hereto).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER NATURAL RESOURCES COMPANY

By:	/s/ Mark H. Kleinman
Mark H. Kleinman
Executive Vice President and General
Counsel

Dated: January 29, 2021